                                                                    EXHIBIT 99.1



                             LETTER OF TRANSMITTAL


                             TO TENDER FOR EXCHANGE


                           2.875% NOTES DUE 2008; AND


                             4.250% NOTES DUE 2013


                                       OF


                       AMERICAN INTERNATIONAL GROUP, INC.


                             ---------------------


               Pursuant to the Prospectus Dated           , 2004



THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 2004 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS
EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.



                              The Exchange Agent:



                              THE BANK OF NEW YORK



 By Mail, Hand Delivery or Overnight Courier:              By Facsimile Transmission:
             The Bank of New York                                (212) 298-1915
          Corporate Trust Operations                      Attention: Ms. Diane Amoroso
              Reorganization Unit
         101 Barclay Street -- 7 East                         Confirm by Telephone
              New York, NY 10286                                 (212) 815-3738
         Attention: Ms. Diane Amoroso



                      FOR INFORMATION CALL: (212) 815-3738



     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY ARE COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated          ,
2004 (the "Prospectus") of American International Group, Inc. (the "Company") and this Letter of Transmittal (this "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange up to $500,000,000 aggregate principal amount of its 2.875% Notes Due 2008 (the "New 5-Year Notes") and $1,000,000,000 aggregate principal amount of its 4.250% Notes Due 2013 (the "New 10-Year Notes" and, together with the New 5-Year Notes, the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for up to $500,000,000 aggregate principal amount of its outstanding 2.875% Notes Due 2008 (the "Old 5-Year Notes") and $1,000,000,000 aggregate principal amount of its outstanding 4.250% Notes Due 2013 (the "Old 10-Year Notes" and, together with the Old 5-Year Notes, the "Old Notes").



     Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.



     Old Notes may be tendered only by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depositary"). Tenders of the Old Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer."



     The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Old Notes covered by this Letter of Transmittal and the undersigned represents that it has received from each beneficial owner of Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Registered holder, as used herein, refers to a participant in the Depositary whose name appears on the Depositary's security position listing as the owner of the Old Notes tendered hereby. The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct. Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the Beneficial Owner.



     In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to Book-entry Transfer, Guaranteed Delivery, Special Issuance Instructions and Beneficial Owner(s), and
(iii) sign this Letter of Transmittal by completing the box entitled "Sign Here." Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal. If the holder of Old Notes wishes to tender for exchange less than all of such holder's Old Notes, column
(3) in the box entitled "Description of Old Notes" must be completed in full. See also Instruction 5.



     Holders of Old Notes who desire to tender their Old Notes for exchange and who cannot deliver all the documents required hereby to the Exchange Agent on or prior to the Expiration Date or to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

-------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF OLD NOTES
-------------------------------------------------------------------------------------------------------
                        (1)                                    (2)                       (3)
-------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OF                              TENDERED FOR EXCHANGE
OLD NOTE(S), EXACTLY AS THE NAME OF THE PARTICIPANT                           (ONLY IF DIFFERENT AMOUNT
   APPEARS ON THE BOOK-ENTRY TRANSFER FACILITY'S                                  FROM COLUMN (2))
             SECURITY POSITION LISTING                      AGGREGATE           (MUST BE IN INTEGRAL
            (PLEASE FILL IN, IF BLANK)                  PRINCIPAL AMOUNT       MULTIPLES OF $1,000)(1)
-------------------------------------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------

                                                     -----------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------



1. Column (3) need not be completed by holders of Old Notes who wish to tender for exchange the principal amount of Old Notes listed in column (2). Completion of column (3) will indicate that the holder of Old Notes wishes to tender for exchange only the principal amount of Old Notes indicated in column (3).

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:



    Name of Tendering


    Institution:

--------------------------------------------------------------------------------

    Account


    Number:

--------------------------------------------------------------------------------

    Transaction Code


    Number:

--------------------------------------------------------------------------------


    BY CREDITING THE OLD NOTES TO THE EXCHANGE AGENT'S ACCOUNT WITH THE DEPOSITARY'S AUTOMATED TENDER OFFER PROGRAM ("ATOP") AND BY COMPLYING WITH APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE OLD NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH OLD NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF IT HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.



[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):



    Name of Registered Holder of Old Note(s):

--------------------------------------------------------------------------------





    Date of Execution of Notice of Guaranteed Delivery:

--------------------------------------------------------------------------------





    Window Ticket Number (if available):

--------------------------------------------------------------------------------





    Name of Institution which Guaranteed Delivery:

--------------------------------------------------------------------------------





    Account Number:

--------------------------------------------------------------------------------


                     ATTENTION BROKER-DEALERS: IMPORTANT NOTICE


                  CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES



    IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES AFTER SUCH TIME. SEE SECTION ENTITLED "THE EXCHANGE OFFER -- TERMS OF THE EXCHANGE OFFER" CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.



[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES:



    Name:

--------------------------------------------------------------------------------




    Address:

--------------------------------------------------------------------------------




    Telephone No.:

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS


                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)



     To be completed ONLY if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.



     Credit Old Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:



--------------------------------------------------------------------------------
                                (ACCOUNT NUMBER)




----------------------------------------------------------------------------------------------------------------
                                              BENEFICIAL OWNER(S)
----------------------------------------------------------------------------------------------------------------
   STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL         PRINCIPAL AMOUNT OF OLD NOTES HELD FOR ACCOUNT OF
   OWNER OF OLD NOTES                                      BENEFICIAL OWNER(S)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW


              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



LADIES AND GENTLEMEN:



     Pursuant to the offer by American International Group, Inc. (the "Company") upon the terms and subject to the conditions set forth in the Prospectus dated
          , 2004 (the "Prospectus") and this Letter of Transmittal (this "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's offer (the "Exchange Offer") to exchange up to $500,000,000 aggregate principal amount of its 2.875% Notes Due 2008 (the "New 5-Year Notes") and $1,000,000,000 aggregate principal amount of its 4.250% Notes Due 2013 (the "New 10-Year Notes" and, together with the New 5-Year Notes, the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for up to $500,000,000 aggregate principal amount of its outstanding 2.875% Notes Due 2008 (the "Old 5-Year Notes") and $1,000,000,000 aggregate principal amount of its outstanding 4.250% Notes Due 2013 (the "Old 10-Year Notes" and, together with the Old 5-Year Notes, the "Old Notes"), the undersigned hereby tenders to the Company for exchange the Old Notes indicated above.



     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations to conduct an "Exchange Offer" under the Exchange and Registration Rights Agreement, dated as of May 15, 2003, among the Company and the Initial Purchasers (as defined therein), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and
(iii) hereby appoints The Bank of New York (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes with respect to such Old Notes, with full power of substitution, to (x) transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company (the "Depositary") (together with all accompanying evidences of transfer and authenticity), (y) take any action necessary to transfer such Old Notes to the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.



     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes, and (ii) when such Old Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, or other obligations relating to their sale and transfer, and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Old Notes tendered for exchange hereby.



     The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in the distribution of the New Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any broker-dealer or any person participating in the Exchange Offer for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in Morgan Stanley & Co. Incorporated no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement and (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an "affiliate" of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



     The undersigned acknowledges that, for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a valid, binding and enforceable agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Tenders of Old Notes for exchange may be withdrawn at any time prior to the Expiration Date.



     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange to the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Old Notes if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.



     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                          SIGN HERE


X    ------------------------------                    Date:  ------------------------------
                 SIGNATURE OF OWNER





MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF OLD NOTES EXACTLY AS NAME(S) APPEAR(S) ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED OLD NOTE HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  NAMES(S)
--------------------------------------------------------------------------------

                             CAPACITY (FULL TITLE)
--------------------------------------------------------------------------------

                          ADDRESS (INCLUDING ZIP CODE)
--------------------------------------------------------------------------------

                         AREA CODE AND TELEPHONE NUMBER
--------------------------------------------------------------------------------

                           TAX IDENTIFICATION NUMBER


                           GUARANTEE OF SIGNATURE(S)


(SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)


X    ------------------------------                    Date:  ------------------------------
                AUTHORIZED SIGNATURE



--------------------------------------------------------------------------------
                                 NAME AND TITLE

                                  INSTRUCTIONS



         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER



1.  GUARANTEE OF SIGNATURES.



     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of the New York Stock Exchange Medallion Signature Program or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.



2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.



     This Letter of Transmittal is to be completed by holders of Old Notes if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." All deliveries of old Notes must be made to the account of the Exchange Agent maintained at the Depositary. A confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date. Holders of Old Notes who desire to tender their Old Notes for exchange and who cannot deliver all documents required hereby to the Exchange Agent on or prior to the Expiration Date or to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name of the holder of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof) or an agent's message, properly completed and duly executed, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) or an agent's message, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.



     THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE LETTER OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY.



     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.



3.  INADEQUATE SPACE.



     If the space provided in the box entitled "Description of Old Notes" above is inadequate, the principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.



4.  WITHDRAWALS.



     A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of an Automated Tender Offer Program electronic transmission notice of withdrawal and the Exchange Agent must receive the electronic notice of withdrawal from the Depositary prior to the Expiration Date. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Date.



5.  PARTIAL TENDERS.



     Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (3) of the box entitled "Description of Old Notes." In case of a partial tender for exchange, the untendered principal amount of the Old Notes will be credited to Depositary account of the tendering holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.



6.  SIGNATURES ON THIS LETTER OF TRANSMITTAL AND POWERS OF ATTORNEY.



     The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name of such holder as it appear on a security position listing maintained by the Depositary, without any change whatsoever.



     When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no separate powers of attorney are required. If, however, Old Notes not tendered or not accepted are to be issued or returned to a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on a security position listing maintained by the Depositary. Signatures on such powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).



     If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.



7.  TRANSFER TAXES.



     Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer. If issuance of New Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned to, any person other than the tendering holder, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Old Notes prior to the issuance of the New Notes.



8.  IRREGULARITIES.



     All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

9.  WAIVER OF CONDITIONS.



     The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under "The Exchange Offer -- Conditions to the Exchange Offer" in the Prospectus.



10.  REQUESTS FOR INFORMATION OR ADDITIONAL COPIES.



     Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. All other questions about this Exchange Offer should be addressed to Director of Investor Relations at the Company (telephone number -- 212 770-6293).



     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) OR AN AGENT'S MESSAGE TO THE DEPOSITARY TOGETHER WITH CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.